                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 20, 2008

                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC
             (Exact name of registrant as specified in its charter)

                                      Iowa
                 (State or other jurisdiction of incorporation)

        000-53041                                        20-2735046
 (Commission file number)                     (IRS employer identification no.)

 2101 42nd Avenue, Council Bluffs, Iowa                           51501-8409
(Address of principal executive offices)                          (Zip code)

                                 (712) 366-0392
              (Registrant's telephone number, including area code)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

     On June 20, 2008,  Southwest Iowa  Renewable  Energy,  LLC (the  "Company")
entered into an Industrial Track Agreement (the "Track  Agreement")  dated as of
June 18,  2008  with the CBEC  Railway,  Inc.  ("CBEC").  Pursuant  to the Track
Agreement, the Company will install a rail switch on CBEC's rail line (the "Rail
Switch")  that will  give the  Company  access  to CBEC's  rail line in order to enable  movement of the  Company's  rail cars along a six-mile  loop of railroad track (the "Track")  currently under  construction.  The Track will provide rail
service  to  the  Company's  ethanol  plant,   which  is  also  currently  under
construction (the "Facility"). As previously disclosed, the Company has obtained easements  with the  property  owners  along this route to permit the  Company's intended access. The Track will terminate in a loop-track south of the Facility, which will accommodate 100 car unit trains.

     The Track  Agreement  provides that the Company will be responsible for all costs to construct the Rail Switch and for obtaining  permission  and compliance with any requirements  from third parties in connection with such  construction.
The  Track  Agreement  also  requires  the  Company  to  maintain  the  Track in accordance  with  applicable  standards and to indemnify CBEC for certain losses that may arise as a result of fire caused by locomotives operating on the Track, for the Company's  failure to perform its obligations  under the Track Agreement and for the Company's failure to comply with applicable  environmental and other laws and  regulations.  The  Track  Agreement  further  provides  that  CBEC may terminate  the Track  Agreement  upon certain  events of default by the Company.
Following  termination of the Track  Agreement,  the Company will be responsible for removing the Track and  restoring  the  property to its  condition  prior to construction of the Track. In addition,  the Track Agreement  provides that CBEC will own that portion of the Track  located on CBEC's right of way, but that the
Company shall have salvage equity in the Track.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

 Exhibit Number   Description
----------------- ---------------
        10.1      Industrial Track Agreement dated as of June 18, 2008 between
                  Southwest Iowa Renewable Energy, LLC and the CBEC Railway, Inc.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    SOUTHWEST IOWA RENEWABLE ENGERGY, LLC

                                    By: /s/ Mark Drake
                                       ---------------------------------------
                                         Mark Drake
Date: June 25, 2008                      President and Chief Executive Officer
                                         (Principal Executive Officer)